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                                                               November 28, 2001




Salomon Smith Barney Inc.
390 Greenwich Street
New York, New York 10013

Re:      Underwriting Agreement for Franklin Auto Trust 2001-2, dated November
28, 2001 the "Underwriting Agreement") among Franklin Receivables LLC, Franklin Capital Corporation ("Franklin Capital") and Salomon Smith Barney Inc. (the
                      -----------------------------------------------------
"Underwriter").
 -----------

Ladies and Gentlemen:

         Pursuant to the Underwriting Agreement, Franklin Capital has undertaken certain financial obligations with respect to the indemnification of the Underwriter with respect to the Registration Statement, and the Prospectus described in the Underwriting Agreement. Any financial obligations of Franklin Capital under the Underwriting Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations;" provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of Franklin Capital under the Underwriting Agreement (including the payment of money damages for a breach of any of Franklin Capital's obligations under the Underwriting Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

         As a condition of its execution of the Underwriting Agreement, the Underwriter has required the undersigned, Franklin Resources, Inc. ("Franklin Resources"), the parent corporation of Franklin Capital, to acknowledge its joint and several liability with Franklin Capital for the payment of the Joint and Several Obligations under the Underwriting Agreement.

         Now, therefore, the Underwriter and Franklin Resources do hereby agree that:

1. Franklin Resources hereby agrees to be absolutely and unconditionally jointly and severally liable with Franklin Capital to the Underwriter for the payment of the Joint and Several Obligations under the Underwriting Agreement.

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2.       Franklin Resources may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriter by Franklin Capital or another affiliate of Franklin Resources.

         Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Underwriting Agreement.

                                        Very truly yours,

                                        FRANKLIN RESOURCES, INC.


                                        By: _______________________________
                                            Name:
                                            Title:

SALOMON SMITH BARNEY INC.


By: ________________________________
     Name:
     Title:

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